Exhibit 99.2

Unaudited condensed combined financial statements of the Activated Carbon and Filter Aid Business of Arkema September 30, 2016

1	CONDENSED Combined financial statements (UNAUDITED)	2

1.1	REVIEW Report of indepedent auditor on the UNAUDITED condensed combined Financial Statements	2

Report on condensed combined balance sheet as of December 31, 2015		2

1.2	Combined Income Statement, Statement of Comprehensive Income, Balance Sheet and Statement of Changes in Parent’s Net Investment attribuable to the combined Group as of and for the nine months ended 30 SEPTEMBER 2016 (UNAUDITED)	3

1.3	Notes to the condensed combined Financial Statements	8

A.	Basis of preparation	8

B.	Accounting policies	10

C.	Notes to the combined financial statements	11

Note 1	Other Income and expenses	11

Note 2	Income taxes	11

Note 3	Intangible assets	11

Note 4	Property, plant and equipment	12

Note 5	Provisions for pensions and other employee benefits	12

Note 6	Other provisions	13

Note 7	Net Debt	13

Note 9	Off-balance sheet commitments	13

Note 10	Subsequent events	13

D.	Scope of combination at 30 september 2016	14

1                                                  CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1.1                                        REVIEW REPORT OF INDEPEDENT AUDITOR ON THE UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

CECA S.A.

89, boulevard National

92250 La Garenne Colombes

France

We have reviewed the accompanying unaudited condensed interim combined financial statements of the Activated Carbon and Filter Aid Business of Arkema, which comprise the unaudited condensed combined balance sheet as of September 30, 2016, and the related unaudited condensed combined income statement, combined statement of comprehensive income, combined cash flow statement and combined statement of changes in parent’s net investment attributable to the combined Group as of September 30, 2016, and the related notes to the condensed interim combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these condensed interim  combined financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, specifically IAS 34, Interim Financial Information; this responsibility includes the design, implementation and maintenance of internal control sufficient to provide a reasonable basis for  the preparation and fair presentation of interim financial information in accordance with  International Financial Reporting Standards as issued by the International Accounting Standards Board.

Auditors’ Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the condensed interim combined financial statements referred to above for them to be in conformity with IAS 34, Interim Financial Reporting.

Report on condensed combined balance sheet as of December 31, 2015

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the combined balance sheet of the Activated Carbon and Filter Aid Business of Arkema as of December 31, 2015, and the related combined income statement, combined statement of comprehensive income, combined cash flows statement and combineded statement of changes in equity for the year then ended and we expressed a qualified audit opinion on those audited combined financial statements in our report dated September 27, 2016 because the combined financial statements of the Activated Carbon and Filter Business of Arkema did not include the [full] comparative financial information as of and for the year ended December 31, 2014 required under IFRS (IAS1.38). In our opinion, the accompanying condensed combined balance sheet of the Activated Carbon and Filter Aid Business of Arkema as of December 31, 2015, is consistent, in all material respects, with the audited conbined financial statements from which it has been derived.

December 2, 2016

Paris, France

Ernst & Young Audit

Denis Thibon

Partner

1.2                                        COMBINED INCOME STATEMENT, STATEMENT OF COMPREHENSIVE INCOME, BALANCE SHEET AND STATEMENT OF CHANGES IN PARENT’S NET INVESTMENT ATTRIBUABLE TO THE COMBINED GROUP AS OF AND FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2016 (UNAUDITED)

COMBINED INCOME STATEMENT (UNAUDITED)

(In thousands of euros)	Notes	Nine months ended 30.09.2016	Nine months ended 30.09.2015
Sales		70,716	72,533
Operating expenses		(55,035)	(59,161)
Research and development expenses		(386)	(431)
Selling and administrative expenses		(5,493)	(5,326)
Operating income before other expenses		9,802	7,615
Other income and expenses	(C1)	1,284	(161)
Operating income		11,086	7,454
Financial expenses		(84)	(115)
Income taxes	(C2)	(3,651)	(2,703)
Net income		7,351	4,636
Of which: non-controlling interests		—	—
Net income - Group share		7,351	4,636

COMBINED STATEMENT OF COMPREHENSIVE INCOME (UNAUDITED)

(In thousands of euros)	Notes	Nine months ended 30.09.2016	Nine months ended 30.09.2015
Net income		7,351	4,636
Actuarial gains and losses		(268)	183
Deferred taxes on actuarial gains and losses		92	(63)
Total income and expenses recognized directly through parents’ net investments		(176)	120
Comprehensive income		7,175	4,756
Of which: non-controlling interests		—	—
Comprehensive income — Group share		7,175	4,756

COMBINED BALANCE SHEET (UNAUDITED)

(In thousands of euros)	Notes	30.09.2016	31.12.2015
ASSETS
Intangible assets, net	(C3)	2,811	2,886
Property, plant and equipment, net	(C4)	28,320	28,581
Financial assets		23	17
Deferred tax assets		2,197	2,111
Other non-current assets		114	32
TOTAL NON-CURRENT ASSETS		33,465	33,627
Inventories		18,296	15,808
Accounts receivable		23,074	17,387
Other receivables and prepaid expenses		1,216	1,520
Income taxes recoverable		76	158
Cash and cash equivalents		5	5
TOTAL CURRENT ASSETS		42,667	34,878
TOTAL ASSETS		76,132	68,505
LIABILITIES AND PARENT’S NET INVESTMENT
Parent’s Net Investment		43,563	39,385
Other comprehensive income		121	297
Total Parent’s Net Investment attributable to the combined Group		43,684	39,682
Non-controlling interests		0	0
TOTAL PARENT’S NET INVESTMENT		43,684	39,682
Deferred tax liabilities		1,446	1,095
Provisions for pensions and other employee benefits		5,547	4,707
Other provisions		955	1,057
TOTAL NON-CURRENT LIABILITIES		7,948	6,859
Accounts payable		12,719	11,960
Other creditors and accrued liabilities		4,615	3,278
Income taxes payable		1,559	1,369
Current debt		5,607	5,357
TOTAL CURRENT LIABILITIES		24,500	21,964
TOTAL LIABILITIES AND PARENT’S NET INVESTMENT		76,132	68,505

COMBINED CASH FLOW STATEMENT (UNAUDITED)

(In thousands of euros)	Notes	Nine months ended 30.09.2016	Nine months ended 30.09.2015
Net income		7, 351	4,636
Depreciation, amortization and impairment of assets		4,356	4,144
Provisions, valuation allowances and deferred taxes		1,065	658
Change in working capital		(5,796)	(6,227)
(Gains)/losses on sales of assets		(1,316)	35
Cash flow from operating activities		5,660	3,246
Intangible assets and property, plant, and equipment additions	(C3 & C4)	(4,116)	(3,837)
Proceeds from sale of intangible assets and property, plant, and equipment	(C3 & C4)	1,404	4
Repayment/Increase of long-term loans		(82)	47
Cash flow from investing activities		(2,794)	(3,786)
Dividends paid to parent’s net investment		(800)	—
Current debt increase / (decrease)		250	152
Cash transferred from(/to) parent’s entity		(2,316)	388
Cash flow from financing activities		(2,866)	540
Net increase/(decrease) in cash and cash equivalents		0	(1)
CASH AND CASH EQUIVALENTS AT END OF PERIOD		5	2

COMBINED STATEMENT OF CHANGES IN PARENT’S NET INVESTMENT ATTRIBUABLE TO THE COMBINED GROUP (UNAUDITED)

(In thousands of euros)	Parent’s net investments	Other comprehensive income	Total parent’s net investments	Non controlling interest	Total parent’s net investments attribuable to the combined group
At 31 December 2015	39,385	297	39,682	—	39,682
Cash dividend	(800)	—	(800)	—	(800)
Excess cash transferred to Parent	(2,316)	—	(2,316)	—	(2,316)
Net income	7,351	—	7,351	—	7,351
Other comprehensive income		(176)	(176)	—	(176)
Others	(57)		(57)		(57)
At 30 September 2016	43,563	121	43,684	—	43,684

1.3                                        NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS

A.                                             BASIS OF PREPARATION

General

The Arkema Group (“Arkema Group” or “the Parent”) is a significant player in the global chemical industry and Calgon Carbon Corporation, a global leader in the manufacture, supply, reactivation, and application of activated carbons and the manufacture of ballast water treatment (BWT), ultraviolet (UV) light disinfection, and advanced ion-exchange (IX) technologies.

On July 22, 2016 Arkema and Calgon Carbon Corporation, entered into a definitive asset and share purchase agreement regarding the acquisition by Calgon Carbon Corporation of the Activated Carbon and Filter Aid activity of Arkema (“the Group”). On November 2, 2016, Arkema and Calgon Carbon Corporation completed the deal.

As requested by Calgon Carbon Corporation, in order to provide insight into the historical performance and financial position of the Group, these Condensed Combined Financial Statements have been prepared as of and for the nine months ended September 30, 2016 and in accordance with IFRS as issued by the IASB.

The Group’s condensed combined financial statements at 30 September 2016 were prepared by Arkema and were approved by Mr. Marc-Antoine Mallet, CEO of CECA SA, on December 1st, 2016.

Business

The Group is a specialty chemical group manufacturing purification and filtration products primarily for the Beverage, Pharmacy and Agrofood industries, on a worldwide basis.  Its operations are borne by two legal entities comprised within the Arkema Group (CECA SA in France and CECA Italiana in Italy).

Scope

Pursuant to the asset and share agreement entered into on July 15, 2016, Calgon Carbon Corporation acquired a combination of assets comprising (i) CECA Italiana shares, as well as (ii) inventories, fixed assets, receivables and payables from or to employees and provisions relating to the Purification and Filtration business carved out from CECA SA French operations. This business is operated by several legal entities within the Arkema Group, mainly CECA SA for French operations, CECA Italiana for Italian operations and some Arkema legal entities ensuring distribution or acting as commercial agent in certain geographies (Arkema GmbH in Germany, Arkema Shanghaï Distribution in China, Arkema Quimica in Spain, Arkema Ltd in the UK, Arkema France).

For the purpose of reflecting the historical performance of the Group in the condensed combined financial statements, all receivables and payables relating to the Group operations have been included in the condensed combined financial statements.

However, provision and other liabilities relating to litigations which settlement is to be assumed by Arkema and are therefore not transferred to Calgon Carbon Corporation pursuant to the asset and share purchase agreement are not reflected in the condensed combined financial statements.

Adoption of IFRS

The condensed combined interim financial statements at September 30 2016 were prepared in compliance with IAS 34 “Interim financial reporting” and established in accordance with the IFRSs (International Financial Reporting Standards) issued by the IASB (International Accounting Standards Board) and IFRSs newly adopted by the European Union at 30 June 2016.

As condensed interim financial statements, they do not incorporate all of the disclosures required in full financial statements and must thus be read in conjunction with the consolidated financial statements for the year ended 31 December 2015.

The Group has applied certain optional exemptions and certain mandatory exceptions as applicable for first-time IFRS adopters. Estimates made by the Group in preparing its first IFRS financial statements reflect the facts and circumstances at the time such estimates were made. Accordingly, the estimates made by the Group to prepare these Condensed Combined Financial Statements and, the carrying-values of the Group’s assets and liabilities are consistent with those made in the historical reporting of financial information to the Parent.

Basis of combination

The list of legal entities and business units included within these Condensed Combined Financial Statements, which together form the Group business are listed in Note D. These entities were historically under the common control of Arkema and managed as a single operating business within Arkema Group. However, as these entities did not form a legal group, these condensed financial statements are prepared on a combined basis.

These Condensed Combined Financial Statements have been prepared from the consolidated accounting records of Arkema Group and reflect the historical bases of Arkema Group in the assets, liabilities and results of operations of the Group.

All intercompany accounts and transactions between the combined entities have been eliminated on combination. All transactions and balances with the Parent entity or the rest of the Parent’s group are reflected as related party transactions and balances.

Parent’s Net Investment is shown in lieu of ‘Shareholders’ equity’ in these Combined Financial Statements and represents the sum of accumulated capital invested by Arkema Group, accumulated earnings of the Group operations and theoretical equity generated by the carve-out operations.

For the purpose of the establishment of the Condensed Combined Financial Statements:

•                  Environment tests of the Legnago site; Maintenance costs of the Morgongiori site; Maintenance costs of the Piotello site and one-off external costs in relation with the implementation of a new workshop at Parentis are recorded as “other expenses”.

•                  The following items have been measured and recorded based on the list of employees transferred :

•                  CICE tax credit

•                  Balances relating to employee payables (bonuses, social charges, paid holidays)

•                  Provisions for retirement indemnities and jubilee have been calculated using Arkema Group actuarial assumptions

•                  Liability estimated relating to CECA work exemption scheme

•                  Management fees relating to the following items are not included in the Condensed Combined Financial Statements (€102 thousand for CECA Italiana ; N/A for CECA SA since it is an asset deal) :

•                  Royalties from Arkema’s logo

•                  Central management fees from Arkema

•                  Hosting costs of some Arkema subsidiaries (other than the sold perimeter)

•                  CECA SA’s CEO related costs

•                  The following elements were estimated based on allocation keys:

•                  Legal profit sharing (which is calculated based on financial and accounting aggregates derived from CECA SA statutory accounts, in accordance with French law) granted to the employees of CECA SA: this allocation is carried out on an EBIT pro-rata basis, i.e. based on the share of the Business’ EBIT in CECA SA EBIT.

•                  Non Trade Working Capital requirement and related P&L impacts are based on relevant specific allocation keys (such as but not limited to sales, EBIT and headcounts).

•                  Dividend: CECA Italiana and CECA France dividend on 2015 results are supposed to be fully paid to the Parent entity as at September 30, 2016.

The Group has historically operated as part of Arkema Group and not as a separate stand-alone entity. Accordingly, these Condensed Combined Financial Statements do not necessarily reflect what its combined results of operations, financial position and cash flows would have been had the Group operated as a stand-alone entity apart from Arkema Group for the periods presented, and may also not be indicative of the Group’s future performance.

Management believes that the assumptions and allocation methodologies are reasonable; however, they may not be indicative of the actual expenses that would have been incurred had the Group been operating as a separate entity apart from Arkema Group.

Financing

These Condensed Combined Financial Statements reflect the cash and debt balances and related interest income and expense historically recorded by the Group legal entity CECA Italy. It includes intercompany debt with the Parent and its other subsidiaries.  In France, the Group operation has not been managed as a separate legal entity and the sold perimeter does not contain any cash nor debt as of September 30, 2016. The cash generated during the nine months ended September 30, 2016 by the Group in France is directly transferred in excess cash to Parent entity.

Taxation

In certain jurisdictions, the Group’s operations were included in the same taxable entity as other Parent operations. For the purposes of these Condensed Combined Financial Statements, income taxes are presented as if the Group had filed separate tax returns (i.e., separately from the Parent’s operations) in the material jurisdictions in which it operates.

B.                                             ACCOUNTING POLICIES

The principal accounting policies applied in the preparation of these Condensed Combined Financial Statements are set out below. These policies have been applied consistently to all years presented, unless otherwise stated. They are consistent with the accounting principles of Arkema Group. These Condensed Combined Financial Statements are prepared according to the historical cost principle.

1-             Basis of preparation

All material transactions between combined companies, and all intercompany profits, have been eliminated.

The condensed combined financial statements at 30 September 2016 were prepared in compliance with IAS 34 “Interim financial reporting” and established in accordance with the IFRSs (International Financial Reporting Standards) issued by the IASB (International Accounting  Standards  Board) As condensed combined financial statements, they do not incorporate all of the disclosures required in full financial statements and must thus be read in conjunction with the combined financial statements for the year ended 31 December 2015.

2-             New standards, interpretations and amendments applicable

The accounting policies applied in preparing the condensed combined financial statements at 30 September 2016 are identical to those used in the combined financial statements at 31 December 2015.

Thus, the standards, amendments and interpretations published by the IASB and the IFRS IC (IFRS Interpretations Committee) which have not been applied early by the Group, are:

Amendments to IAS 1	Presentation of financial statements

Amendments to IAS 16 and IAS 38	Clarification of acceptable methods of depreciation and amortization

Amendments to IFRS 9 and IFRS 7	Mandatory effective date and transition disclosures

Amendments to IFRS 9	Hedge accounting and amendments to IFRS 9, IFRS 7 and IAS 39

Amendments to IFRS 10 and IAS 28	Sale or contribution of assets between an investor and its associate/joint venture

Amendments to IFRS 11	Accounting for acquisitions of interests in joint operations

Amendments to IFRS 15	Effective Date of IFRS 15: 01/01/2018

IFRS 9	Financial instruments

IFRS 14	Regulatory deferral accounts

IFRS 15	Revenue from contracts with customers

IFRS 16	Leases

Effective date of Amendments to IFRS 10 and IAS 28

IAS 12	Recognition of Deferred Tax Assets for Unrealised Losses

IAS 7	Disclosure Initiative, Clarification to IFRS 15

IFRS 2	Classification and Measurement of Share Based Payment Transactions

Annual improvements to IFRS cycle 2012-2014

3-             Use of assumptions

Preparation of the condensed combined financial statements in accordance with IFRS requires Group management to make estimates and determine assumptions that can have an impact on the amounts recognized in assets and liabilities at the balance sheet date, and have a corresponding impact on the income statement. Management made its estimates and determined its assumptions on the basis of past experience and taking into account different factors considered to be reasonable for the valuation of assets and liabilities.

Use of different assumptions could have a material effect on these valuations. The main assumptions made by management in preparing the condensed combined financial statements are those used for measuring the recoverable value of property, plant and equipment and intangible assets, pension benefit obligations, deferred taxes and provisions.

C.                                             NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 1                                                 OTHER INCOME AND EXPENSES

Other income and expenses amount to €1,284 thousand as of 30 September 2016 and comprise :

• The gain on Pioltello site disposal for €1,324 thousand

• one-off items regarding maintenance on sites.

NOTE 2                                                 INCOME TAXES

The income tax expense is broken down as follows:

(In thousands of euros)	Nine months ended 30.09.2016	Nine months ended 30.09.2015
Current income taxes	(3,391)	(2,486)
Deferred income taxes	(260)	(217)
TOTAL INCOME TAXES	(3,651)	(2,703)

The income tax expense amounts to €3,651 thousand as of 30 September 2016 including €161 thousand for the CVAE.

NOTE 3                                                 INTANGIBLE ASSETS

3.1                                        GOODWILL

	30.09.2016
(In thousands of euros)	Gross book value	Accumulated impairment	Net book value	31.12.2015
Goodwill	2,332	—	2,332	2,332

The goodwill is related to the acquisition of the Winkelmann entity by CECA Italiana in 2009.

As at September 30, 2016, the Group did not recognize any impairment on the Winkelmann goodwill as the carrying amount of CECA Italiana is supported in the context of the disposal of the Activated Carbon and Filter Aid activity of Arkema to Calgon Carbon.

3.2                                        OTHER INTANGIBLE ASSETS

	30.09.2016
(In thousands of euros)	Gross book value	Accumulated amortization and impairment	Net book value	31.12.2015
Customer relations	200	—	200	200
Software and IT licences	1,565	(1 547)	18	41
REACH	457	(196)	261	314
TOTAL	2,222	(1,743)	479	555

REACH (Registration Evaluation and Authorisation of Chemicals) is a European program for the registration and the evaluation of chemical substance.

As at September 30, 2016, the Group did not recognize any impairment on its other intangible assets.

NOTE 4                                                PROPERTY, PLANT AND EQUIPMENT

	30.09.2016
(In thousands of euros)	Gross book value	Accumulated amortization and impairment	Net book value	31.12.2015
Land and buildings	18,746	(14,713)	4,033	5,710
Complex industrial facilities	81,351	(66,355)	14,996	16,520
Other property, plant and equipment	28,836	(24,365)	4,471	5,090
Construction in progress	4,820	—	4,820	1,261
TOTAL	133,753	(105,433)	28,320	28,581

The Pioltello site owned by CECA Italiana has been sold to Arkema Srl as at July 2016 for €1.4 million. The gain on the disposal, net of tax, amounts to €0.9 million.

NOTE 5                                               PROVISIONS FOR PENSIONS AND OTHER EMPLOYEE BENEFITS

(In thousands of euros)	30.09.2016	31.12.2015
Pension obligations	3,731	3,368
Post-employment benefits	3,731	3,368
Long service awards	1,412	1,187
Other long-term benefits	404	152
Other long-term benefits	1,816	1,339
PROVISIONS FOR PENSIONS AND OTHER EMPLOYEE BENEFITS	5,547	4,707

In accordance with the laws and practices of each country, the Group participates in employee benefit plans offering retirement and similar coverage, and special termination benefits. These plans provide benefits based on various factors including length of service, salaries and contributions made to the national bodies responsible for the payment of benefits.

The discount rates used by the Group for pension benefit are as follows:

Pension obligation - France
At 30 September 2016	1.35%
At 31 December 2015	2%

The present value of accumulated defined benefit obligations at the end of 30 September 2016 has been prepared by the Group’s external actuaries, on the basis of June rates.

(In thousands of euros)	Pension obligations	Long service awards	Other long-term benefits	Total
Net liability / (asset) at 31 December 2015	3,368	1,187	152	4,707
Expense for the year	139	82	—	221
Net benefits paid by the employer	(22)	(41)	—	(63)
Actuarial gains and losses recognized in comprehensive income	268	119	252	639
Other	(22)	65	—	43
Net liability / (asset) at 30 September 2016	3,731	1,412	404	5,547

NOTE 6                                               OTHER PROVISIONS

(In thousands of euros)	Total
At 1 January 2016	1,057
Increases in provisions	33
Reversals from provisions on use	(135)
Reversals of unused provisions	—
At 30 september 2016	955

NOTE 7                                               NET DEBT

(In thousands of euros)	30.09.2016	31.12.2015
Current account	5,607	5,357
Current debt	5,607	5,357
Debt	5,607	5,357
Cash and cash equivalents	5	5
NET DEBT	5,602	5,362

The debt is related to the current account with Arkema and is fully denominated in euros.

NOTE 9                                               OFF-BALANCE SHEET COMMITMENTS

The main commitments given amounts to €4,361 thousand. The amount as of 31 december 2015 was €3,981 thousand.

No significant commitments received.

NOTE 10                                        SUBSEQUENT EVENTS

On November 2, 2016 Arkema completed the disposal of the Activated Carbon and Filter Aid activity to Calgon Carbon Corporation.

D.                                             SCOPE OF COMBINATION AT 30 SEPTEMBER 2016

The percentage of control indicated below also corresponds to the Group’s ownership interest.

Ceca France : purification and filtration business	France	100.00	FC
Ceca Italiana Srl	Italy	100.00	FC